MidWestOne Financial Group, Inc. 102 South Clinton Street Iowa City, Iowa 52240 319.356.5800 www.MidWestOne.com Investor Presentation Dallas, Texas March 10, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of
MidWestOne
Financial Group, Inc.
Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the company’s periodic reports and registration statements filed with the Securities and Exchange Commission.
MidWestOne
Financial Group, Inc.
undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation.

MidWestOne
Overview
•
MOFG                                 NASDAQ Global Select
•
Assets: $1.53 Billion - 6
th
Largest in Iowa
•
Market Cap:                      $94.6 Million
•
Employees:                        425
•
Recent Price:                     $11.00
•
52 Week Range:               $5.90 to $11.45
•
Tangible Common Eq.     $14.42/share
•
Price/Tangible Book:       76%
•
Avg. Shares Out:              8.6 Million
•Cash Dividend
Trailing 12 Months:          30.25 Cents
•Assets, Common Equity as of December 31; share pricing as of February 24, 2010.

Parkersburg
Cedar Falls
Waterloo
Hudson
Conrad
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
West Liberty
Pella
Sigourney
Oskaloosa
Fairfield
Burlington
Ottumwa
Ft. Madison

MidWestOne Financial Group, Inc.

The MidWestOne Footprint • 29 MidWestOne Bank Branches in 20 Iowa Communities • 48 ATMs • Headquartered in Iowa City, Iowa 4

The Iowa Market

•
Stable to growing
•
Certain markets growing faster
•
Good demographics
•
Well educated
•
Good average income levels in primary
markets
•
Comparatively low unemployment
•
Over banked
•
Consolidation due

Markets
Market Market Deposits Share Rank/
Market
Branches
in Market
Population est.:
2009-2014%
Income change
2009-2014%
Johnson County
(Iowa City)
$482,145 21.17% 2/17 6 +6.88      +4.83
Mahaska County
(Oskaloosa)
$171,781 37.93% 1/8 3 +.10 +6.14
Des Moines
County
(Burlington)
$109,069 13.33% 3/10 2 -1.84 +5.92
Black Hawk County
(Waterloo/
Cedar Falls)
$34,517 2.22% 11/12 3 +.130 +5.84
Scott County
(Quad Cities)
$11,459 0.40% 16/19 1 +1.68 +4.97
Deposit, Share and Rank Source: FDIC as of 06/30/2009
Population & Income Estimates from US Census Bureau

Top 4 Market Demographics
Market 2009
Population
Median
Income
change
2009 - 2014
High
School
Graduate
s
Bachelor’s
Degree or
Higher
Median
Household
Income
Unemployment
Rate
Johnson County
(Iowa City)
126,764 4.83% 93.7% 47.6% $52,746 4.3%
Mahaska County
(Oskaloosa)
22,321 6.14% 82.6% 16.5% $44,234 7.7%
Des Moines
County
(Burlington)
40,629 5.92% 85.8% 16.0% $41,553 9.0%
Benton County
(Belle Plaine)
26,971 4.25% 81.3% 16.3% $52,903 6.7%
Source: US Census Bureau
Unemployment rates as of December, 2009 from the Bureau of Labor Statistics

Iowa is ranked 4
th
nationally with a 6.6% unemployment rate.
The national average is 9.7%.

Key Financials as of 12/31/2009
Total Assets: $1,534,783,000
Total Bank Loans: $966,998,000
Total Loan Pools: $85,186,000
Total Deposits: $1,179,868,000
Total Interest-Bearing Deposits: $1,046,000,000
Total Capital: $152,208,000
Tangible Common Equity: $124,098,000
TARP Capital Purchase Plan Program Investment: $16.0 Million (approved for $35 Million)
Total Equity / Total Assets: 9.92%; Tangible Common Equity / Tangible Assets: 8.15%
Tier 1 Capital Ratio: 12.66%
Corporate Headquarters, Iowa City, Iowa

Our Strategy
•Maintain strong, diverse balance sheet
•Improve ROE, ROA and earnings
•Increase market share in existing markets
•Seek out new markets in our target area
•Watch for acquisition opportunities in Iowa
•Expand along Avenue of the Saints
•Expand other services
•Reward shareholders

Keys to MOFG Non-Interest Income Growth
•Wealth Management
•Trust –
Opportunity to expand trust services to locations within the company previously without those services.
•Investor Center –
The Investor Center of the former Iowa State Bank & Trust;
2004 through 2007 revenue growth averaged 34% per year.
•Home Loan Center –
Economies of Scale through utilizing a central hub for real
estate lending.
•Mortgage Origination & Servicing Fees for 2009: $2.8 million
•Mortgage Origination & Servicing Fees for 2008: $0.9 million
•$245
Million in real estate loans were closed in 2009.
•MidWestOne
Insurance Services – In process of building this phase of business in selected MidWestOne communities and we expect that insurance will become a greater factor of non-interest income over the next five years.
•Strategic planning goal is to increase non-interest income to 30% of revenues.

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

MidWestOne Financial Group, Inc.

Low Reliance on Wholesale Funding
Reliance on Wholesale Funding = (Total Borrowings + Brokered Deposits)
(Total Borrowings + Total Deposits)
11 Source: KBW Research and Company Filings
Reliance on Wholesale Funding for All Publicy Traded Banks & Thrifts
0%
5%
10%
15%
20%
25%
MOFG
11.93%

Historical Performance
MidWestOne Bank (f/k/a Iowa State Bank & Trust) Performance Ratios
Year Return on
Assets
Return on
Equity
Total Assets
($MM)
Net Loan Charge Offs
to Avg. Total Loans
2000 1.17% 15.10% $383 0.01%
2001 1.42% 16.52% $408 -0.17%
2002 1.23% 14.17% $450 0.32%
2003 1.23% 14.22% $489 0.11%
2004 1.13% 13.49% $517 0.24%
2005 1.04% 12.71% $536 -0.01%
2006 0.84% 10.68% $561 0.14%
2007 0.95% 11.83% $567 0.09%

Loan Portfolio by Type

(Excluding Loan Pools)

RE Home Equity
7%
RE Multi Fam
3%
Agricultural
10%
Commercial
20%
RE Farmland
9%
RE Construction
8%
RE Commercial - Owner Occupied
13%
RE 1-4 Family 1st
14%
Consumer
3%
Loans to State and Political Subdivisions
2%
RE Commercial - Non Owner Occupied
11%
RE Commercial - Bare Land
0%

MidWestOne Financial Group, Inc.

Bank Loan Portfolio *MidWestOne is ranked #58 nationwide in total agricultural loans As of 12/31/2009 Ag loan ranking source: American Bankers Association - 12/31/2008 13

Loan Portfolio by Market
(Excluding Loan Pools)
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Iowa City
Cedar Valley
Oskaloosa
Belle Plaine
Davenport
Burlington
Fairfield
Conrad
Pella
Parkersburg
Ottumwa
Sigourney
Melbourne
North English
Fort Madison
Market

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 14 As of December 31, 2009

Non Performing Loans
(Excluding Loan Pools)
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Agricultural
RE 1-4 Family 1st
Commercial
RE Commercial - Non Owner Occupied
RE Construction
RE Commercial - Owner Occupied
RE Home Equity
Consumer
RE Farmland
RE Commercial - Bare Land
Loan Type

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 15 As of December 31, 2009

Non Performing Loans
(Excluding Loan Pools)
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Oskaloosa
Iowa City
Cedar Valley
Davenport
Ottumwa
Conrad
Pella
Fairfield
Fort Madison
Parkersburg
Burlington
Belle Plaine
North English
Market

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 16 As of December 31, 2009

Net Charged Off Loans
(Excluding Loan Pools)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Commercial
RE Commercial
RE Construction
RE Home Equity
RE 1-RE Home Equity Fam 1st
Agricultural
Consumer
Deposit Account
RE Farmland
Other
Credit Card
Loan Type

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 17 As of December 31, 2009

Executive Management – Holding Company and Bank
Charles N. Funk, President & CEO
Mr. Funk was named President & CEO of the organization in November, 2000 and has more than 30 years experience in senior financial leadership positions.  He has been a member of the Bank and holding company Board of Directors since joining the company.  Mr. Funk is the
Chairman-elect of the Iowa Bankers Association, and serves on the faculties of the Colorado Graduate School of Banking in Boulder, Colorado,
and the Iowa School of Banking.
Education:
William Jewell College, B.S. in Business and Accounting
Previous
Experience:
Brenton Bank, Des Moines – President, Des Moines and Central Region Manager; Brenton Bank – Chief Investment Officer;
Union National Bank, Wichita – Senior Vice President & Chief Investment Officer
Kent L. Jehle, Executive Vice President & Chief Lending Officer
As Executive Vice President, Senior Lending Officer, Mr. Jehle oversees all aspects of the organization’s commercial and agricultural lines of business, as well as the Home Loan Center.  He joined the organization in May, 1986 as a Commercial Loan Officer and since been promoted to lead the department.  Mr. Jehle has 28 years of experience in banking.
Education:
University of Iowa, B.B.A. in Finance
Previous
Experience:
State of Iowa, Division of Banking – Bank Examiner IV
Gary J. Ortale, Executive Vice President & Chief Financial Officer
Mr. Ortale was named Executive Vice President & Chief Financial Officer of MidWestOne Financial Group, Inc. and MidWestOne Bank in May,
2009.  Ortale joined the organization in 1987 as the Vice President & Controller of Iowa State Bank & Trust Company and in 2002 became the bank’s Senior Vice President & CFO. Following the March 2008 merger of ISB Financial Corp. and the former
MidWestOne
Financial Group, Inc.,
Ortale assumed the role of Senior Vice President & Chief Risk Officer. He is a CPA.
Education:
Drake University, B. S. in Accounting

Susan R. Evans, Chief Operating Officer
Ms. Evans joined the organization in March, 2001 as Senior Vice President, Retail Banking.  She is responsible for developing and implementing the business plan for MidWestOne’s
Retail Division, as well as overseeing the Marketing Department.  Ms. Evans has 33 years of experience in the financial services industry.  She serves on the Board of Trustees of the Colorado Graduate School of Banking.
Education:
Colorado Graduate School of Banking, Honors Graduate
Previous
Experience:
Brenton Bank, Des Moines – Market President; US Bank, Des Moines – Retail Market and Sales Manager

Loan Pool Participations
At December 31, 2009, our loan pool investment was $85.2 million. As of December 31,
2009, approximately 6% of our earning assets were invested in loan pools, and approximately 2% of our gross total revenue was derived from loan pools. The former
MidWestOne
had engaged in this business since 1988 and the company continued the business following the merger. These loan pool participations are pools of performing, sub-performing and nonperforming loans purchased at varying discounts from the aggregate outstanding principal amount of the underlying loans. Our basis across the total loan pool portfolio is approximately $0.46 per $1.00 of loan face value as of
December 31, 2009.
Loan pools are researched, bought, held and serviced by a third-party independent servicing corporation working in cooperation with MOFG management. The bank chooses to invest in certain pools purchased by the servicer from nonaffiliated banking organizations and from the FDIC acting as receiver of failed banks and savings associations. The company has very minimal exposure in loan pools to consumer real estate, subprime credit or to construction and real estate development loans.
Please see the White Paper in your information kits.

Loan Pool Composition by Type

Agricultural 1%
RE Farmland 11%
Commercial 8%
RE Commercial - Non Owner Occupied 10%
RE Commercial - Owner Occupied 43%
RE Commercial - Bare Land 1%
RE Multi Family 2%
Other Real Estate/Other Assets 13%
Consumer 0%
RE 1-4 Family 11%

11%
8%
5%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Return

MidWestOne Financial Group, Inc.

Loan Pool Portfolio As of December 31, 2009 20

Loan Pool Targets

Management has set a target range for loan
pool participations of $90 Million to $110
Million and continues to be active in bidding
on new pools.  The most recently purchased
pools have performed well and management
believes the business will again perform
acceptably over the long term.

•
Strong Capital Position
•
Ample Liquidity
•
High Credit and Loan Quality
•
NPAs are traditionally better than peer group
•
Excellent historical track record
•
Major agricultural lender (#58 in the U.S. according to the ABA)
•
Competitive product lines
•
Iowa banking likely to consolidate in the next five years
•
Iowa has the 4th
highest number of banking charters in the US
•
Opportunity to increase market share in larger communities in our footprint
•
Grow internally and possibly through acquisition
•
Company has strategic plan to grow
•
Commitment to our shareholders
Why MidWestOne?

MidWestOne Financial
Group, Inc. and Subsidiaries
Consolidated Statements
of Opertations
Years Ended Dec. 31
2009, 2008, and 2007
(In thousands, except
2009 2008 2007
Interest income:
Interest and fees on loans....................................................................................... 58,697  $                  53,104  $               27,564  $
Interest and discount on loan pool participations................................................... 1,809  4,459  -
Interest on bank deposits........................................................................................ 11  26  -
Interest on federal funds sold................................................................................. 47  315  548
Interest on investment securities:
Taxable securities................................................................................................ 8,797  8,222  7,552
Tax-exempt securities.......................................................................................... 3,997  4,080  2,641
Total interest income................................................................................. 73,358  70,206  38,305
Interest expense:
Interest on deposits:
Interest-bearing checking..................................................................................... 4,501  4,149  2,950
Savings................................................................................................................. 213  1,362  159
Certificates of deposit under $100,000................................................................ 11,871  14,369  8,250
Certificates of deposit $100,000 and over.......................................................... 5,026  3,277  3,439
Total interest on deposits......................................................................... 21,611  23,157  14,798
Interest on federal funds purchased....................................................................... 11  67  61
Interest on securities sold under agreements to repurchase................................ 453  1,055  2,053
Interest on Federal Home Loan Bank advances................................................... 5,450  5,348  2,126
Interest on long-term debt....................................................................................... 658  631  -
Other borrowings.................................................................................................... 60  137  -
Total interest expense.............................................................................. 28,243  30,395  19,038
Net interest income................................................................................... 45,115  39,811  19,267
Provision for loan losses............................................................................................ 7,725  4,366  500
Net interest income after provision for loan losses............................. 37,390  35,445  18,767
Other income:
Trust and investment fees....................................................................................... 4,180  4,011  3,688
Service charges and fees on deposit accounts..................................................... 3,988  5,611  2,082
Mortgage origination fees and loan servicing fees................................................ 2,770  907  1,208
Other service charges, commissions and fees...................................................... 2,386  1,527  1,746
Bank-owned life insurance income........................................................................ 778  542  338
Investment securities losses, net:
Impairment losses on investment securities....................................................... (2,404)  (6,194)  -
Less: noncredit-related losses............................................................................ - - -
Net impairment losses...................................................................................... (2,404)  (6,194)  -
Gain (loss) from sale of available for sale securities............................................. 813  (346)  (256)
Gain (loss) on sale of fixed assets......................................................................... 8  (516)  -
Total other income.................................................................................... 12,519  5,542  8,806
Other expenses:
Salaries and employee benefits............................................................................. 23,152  20,903  10,926
Net occupancy and equipment expense................................................................ 6,961  4,759  2,978
Professional and other outside services................................................................ 3,635  2,437  2,057
Other operating expense........................................................................................ 5,491  7,374  1,454
Data processing expense....................................................................................... 1,844  1,860  1,145
FDIC Insurance expense........................................................................................ 3,244  595  60
Amortization expense.............................................................................................. 1,252  776  -
Goodwill impairment................................................................................................ - 27,295  -
Total other expenses................................................................................. 45,579  65,999  18,620
Income (loss) before income taxes......................................................... 4,330  (25,012)  8,953
Federal and state income tax expense (benefit)....................................................... (79)  (450)  2,305
Net income (loss)....................................................................................... 4,409  $                    (24,562)  $              6,648  $
Less: Preferred stock dividends and discount accretion........................... 779  $                       - $                        - $
Net income (loss) available to common shareholders......................... 3,630  $                    (24,562)  $              6,648  $
Earnings (Loss) per common share:
Basic........................................................................................................................ 0.42  $                      (3.09)  $                   1.29  $
Diluted...................................................................................................................... 0.42  $                      (3.09)  $                   1.29  $

Assets 2009 2008
Cash and due from banks.................................................... 25,452  $       32,383  $
Interest-bearing deposits in banks....................................... 2,136  543
Cash and cash equivalents.............................................. 27,588  32,926
Investment securities
Available for sale.............................................................. 362,903  272,380
Held to maturity (fair value 2009 $8,118; 2008 $8,120)... 8,009  8,125
Loans held for sale.............................................................. 1,208  5,279
Loans................................................................................... 966,998  1,014,814
Allowance for loan losses.................................................... (13,957)  (10,977)
Net loans.......................................................................... 953,041  1,003,837
Loan pool participations, net................................................ 83,052  92,932
Premises and equipment, net.............................................. 28,969  28,748
Accrued interest receivable................................................. 11,534  11,736
Other intangible assets, net................................................. 12,172  13,424
Bank-owned life insurance.................................................. 18,118  17,340
Other real estate owned...................................................... 3,635  996
Deferred income taxes........................................................ 5,163  5,595
Other assets........................................................................ 19,391  15,644
Total assets...................................................... 1,534,783  $  1,508,962  $
MidWest One Financial Group, Inc. and Subsidiaries
Consolidated Balance Sheets
December 31, 2009  and 2008
(in thousands, unaudited)
***************
***************
***************
***************
***************
**************

Securities sold under agreements to repurchase................................... 43,098  44,249
Federal Home Loan Bank borrowings.................................................... 130,200  158,782
Deferred compensation liability............................................................... 3,832  1,586
Long-term debt........................................................................................ 15,588  15,640
Accrued interest payable........................................................................ 2,248  2,770
Other liabilities........................................................................................ 5,866  14,354
Total liabilities.......................................................................... 1,382,575  1,378,620
Shareholders' Equity
Preferred stock, no par value, with a liquidation preference of $1,000 per share; authorized 500,000 shares; issued and outstanding
16,000 shares as of December 31, 2009; no shares authorized or issued at December 31, 2008............................................................. 15,699  -
Capital stock, common, $1 par value; authorized 15,000,000 shares at
December 31, 2009 and 10,000,000 at December 31, 2008;
8,690,398 shares issued at December 31, 2009 and 2008;
8,605,333 shares outstanding at December 31, 2009 and
8,603,055 at December 31, 2008........................................................ 8,690  8,690
Additional paid-in capital......................................................................... 81,179  80,757
Treasury stock, at cost; 85,065 shares and 87,343 shares at
December 31, 2009 and 2008, respectively...................................... (1,183)  (1,215)
Retained earnings.................................................................................. 48,079  43,683
Accumulated other comprehensive (loss).............................................. (256)  (1,573)
Total shareholders' equity..................................................... 152,208  130,342
Total liabilities and shareholders' equity.............................. 1,534,783  $                    1,508,962  $
************
************
************
****

•Making decisions for the long term –
current strong competitive position
permits this emphasis
•Growth plans, stable markets, 40% of business from Iowa City, room to grow
•Opportunity to continue to reduce expenses
•Outstanding service and ongoing training to assure that customer service
remains that way
•Have executive and IT capacity to grow
•Community focused
•Our employees give an average of 4,131 hours of their own time to volunteerism each month (9.72 hours per month per employee)
•Over $450,000 in community support was given by the Bank and Bank
Foundation in 2009
Why MidWestOne?

27